Exhibit 99.3

                                                       Barclays Capital
                                                       5 The North Colonnade
                                                       Canary Wharf
                                                       London E14 4BB

                                                       Tel +44 (0)20 7623 2323




To:            COUNTRYWIDE HOME LOANS, INC. (the "Counterparty"or "Party B")

Attn:          RITA BOURNE

Fax No:        (00)1-818-2254001

From:          BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")

Date:          June 28, 2006

Reference:     1187076B

Swap Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

         This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

         Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing

Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-7 dated as of June 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         General Terms
         -------------
         Trade Date:                              May 5, 2006

         Effective Date:                          June 28, 2006

         Termination Date:                        June  25,  2011,  subject  to  adjustment  in  accordance  with the
                                                  Following Business Day Convention.

         Notional Amount:                         With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in Annex A attached hereto and
                                                  (ii) the aggregate Certificate Principal Balance of the Class 1-A,
                                                  Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1,
                                                  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                                  Class M-8, Class M-9 and Class B Certificates (as defined in the
                                                  Pooling and Servicing Agreement) immediately prior to the
                                                  Distribution Date (as defined in the Pooling and Servicing
                                                  Agreement) occurring in the calendar month in which such
                                                  Calculation Period ends.

         Upfront Amount:
         ---------------

                  Upfront Amount:                 Party B will pay $2,094,000 to Party A on June 28, 2006.

         Floating Amounts:
         -----------------

                  Floating Rate Payer:            Party A

                  Floating Rate Payer Payment     Early Payment shall be applicable.  For each Calculation Period,
                  Dates:                          the Floating Rate Payer Payment Date shall be the first Business
                                                  Day prior to the related Floating Rate Payer Period End Date.

                  Floating Rate Payer Period      The 25th of each month in each year from (and  including)  July 25,
                  End Dates:                      2006 to (and including) the Termination  Date, subject to
                                                  adjustment  in  accordance   with  the   Following Business  Day
                                                  Convention.

                  Floating Rate Option:           USD-LIBOR-BBA.

                  Designated Maturity:            One Month

                  Spread:                         None



                                      2

                  Floating Rate Day               Actual/360
                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

                  Business Days for Reset:        London


         Fixed Amounts:
         --------------

                  Fixed Rate Payer:               Party B

                  Fixed Rate Payer Payment        The 25th of each month in each year from (and  including)  July 25,
                  Dates:                          2006  to  (and   including)  the  Termination   Date,   subject  to
                                                  adjustment   in  accordance   with  the   Following   Business  Day
                                                  Convention.

                  Fixed Rate Payer Period End     The 25th of each month in each year from (and including) July 25, 2006
                  Dates:                          to (and including) June 25, 2011, with No Adjustment.


                  Fixed Rate:                     5.38%

                  Fixed Rate Day Count Fraction:  30/360



         Business Days for Payments by Both       New York.
         Parties:

         Amendment to Section 2(c)of the          Notwithstanding anything to the contrary in Section 2(c) of
         Agreement:                               the Agreement, amounts that are payable with respect to
                                                  Calculation Periods which end in the same calendar month
                                                  (prior to any adjustment of period end dates) shall be
                                                  netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For
                                                  avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

         Procedural Terms:
         -----------------

         Account Details:

                  Payments to Party A:            Correspondent: BARCLAYS BANK PLC NEW YORK
                                                  FEED: 026002574
                                                  Beneficiary:  BARCLAYS SWAPS
                                                  Beneficiary Account: 050-01922-8


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

                  Payments to Party B:            Beneficiary Account: BANK OF AMERICA NA-SAN FRANCISCO
                                                  FFED: 121000358
                                                  Beneficiary: COUNTRYWIDE HOME LOANS, INC.
                                                  A/C: 12352 06200;
                                                  provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.

         Assignment:                              Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.


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


The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

-------------------------------------------------------------------------------
For and on behalf of                    For and on behalf of
BARCLAYS BANK PLC                       COUNTRYWIDE HOME LOANS, INC.
-------------------------------------------------------------------------------

/s/ Adam Carysforth                     /s/ Brad Coburn
--------------------------------        ---------------------------------------
Name:  Adam Carysforth                  Name:  Brad Coburn
Title: Authorized Signatory             Title: Managing Director and Assistant
                                               Treasurer
Date:  27/06/06                         Date:  6/28/07


-------------------------------------------------------------------------------

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Annex A

   Period Start Date          Period End Date           Notional Amount

           28-Jun-06                25-Jul-06               689,290,293
           25-Jul-06                25-Aug-06               687,192,757
           25-Aug-06                25-Sep-06               684,209,424
           25-Sep-06                25-Oct-06               680,333,626
           25-Oct-06                25-Nov-06               675,561,977
           25-Nov-06                25-Dec-06               669,894,473
           25-Dec-06                25-Jan-07               663,326,346
           25-Jan-07                25-Feb-07               656,181,689
           25-Feb-07                25-Mar-07               648,167,414
           25-Mar-07                25-Apr-07               639,297,889
           25-Apr-07                25-May-07               629,962,081
           25-May-07                25-Jun-07               619,861,351
           25-Jun-07                25-Jul-07               608,896,535
           25-Jul-07                25-Aug-07               597,298,527
           25-Aug-07                25-Sep-07               584,958,899
           25-Sep-07                25-Oct-07               571,913,939
           25-Oct-07                25-Nov-07               558,203,176
           25-Nov-07                25-Dec-07               543,869,212
           25-Dec-07                25-Jan-08               528,951,186
           25-Jan-08                25-Feb-08               514,338,155
           25-Feb-08                25-Mar-08               500,157,607
           25-Mar-08                25-Apr-08               486,398,762
           25-Apr-08                25-May-08               473,051,111
           25-May-08                25-Jun-08               460,104,407
           25-Jun-08                25-Jul-08               438,938,593
           25-Jul-08                25-Aug-08               418,554,687
           25-Aug-08                25-Sep-08               399,285,699
           25-Sep-08                25-Oct-08               381,072,052
           25-Oct-08                25-Nov-08               363,857,536
           25-Nov-08                25-Dec-08               347,589,118
           25-Dec-08                25-Jan-09               337,322,728
           25-Jan-09                25-Feb-09               327,888,461
           25-Feb-09                25-Mar-09               318,774,978
           25-Mar-09                25-Apr-09               309,974,242
           25-Apr-09                25-May-09               301,478,442
           25-May-09                25-Jun-09               293,279,986
           25-Jun-09                25-Jul-09               284,882,446
           25-Jul-09                25-Aug-09               276,868,262
           25-Aug-09                25-Sep-09               269,142,580

           25-Sep-09                25-Oct-09               261,697,574
           25-Oct-09                25-Nov-09               254,525,678
           25-Nov-09                25-Dec-09               247,619,582
           25-Dec-09                25-Jan-10               241,015,714
           25-Jan-10                25-Feb-10               234,634,721
           25-Feb-10                25-Mar-10               228,485,056
           25-Mar-10                25-Apr-10               222,561,392
           25-Apr-10                25-May-10               216,835,275
           25-May-10                25-Jun-10               211,292,056
           25-Jun-10                25-Jul-10               205,857,451
           25-Jul-10                25-Aug-10               200,393,265
           25-Aug-10                25-Sep-10               195,126,466
           25-Sep-10                25-Oct-10               190,052,449
           25-Oct-10                25-Nov-10               185,154,709
           25-Nov-10                25-Dec-10               180,414,791
           25-Dec-10                25-Jan-11               175,821,520
           25-Jan-11                25-Feb-11               171,376,136
           25-Feb-11                25-Mar-11               167,074,513
           25-Mar-11                25-Apr-11               162,912,254
           25-Apr-11                25-May-11               158,885,764
           25-May-11                25-Jun-11               154,985,057


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